Supplement to the
Fidelity® Total Bond ETF
December 30, 2017
Summary Prospectus

The following information replaces similar information for Fidelity® Total Bond ETF found in the "Fund Summary" section under the heading "Fee Table."

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee(a)	0.36%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses(a)	0.36%

(a)  Adjusted to reflect current fees.

1 year	$37
3 years	$116
5 years	$202
10 years	$456

T14-SUM-18-01 1.9887763.100	April 1, 2018